UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016 (October 25, 2016)

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262

(Address of principal executive offices) (Zip Code)

704-909-2806

(Registrant’s telephone number, including area code)

_____________________________________________________

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its wholly-owned subsidiaries, unless the context clearly requires otherwise.

Item 1.01

Entry Into a Material Definitive Agreement

On October 25, 2016, Blue Sphere completed a private placement of its securities (the “October Financing”) to an accredited investor (the “Investor”). Pursuant to the October Financing, the Company entered into a Securities Purchase Agreement (the “SPA”) with the Investor thereby agreeing to issue to the Investor shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), notes and warrants, in exchange for up to USD 1,000,000 (the “Note Principal”) in accordance with the following payment schedule: USD $500,000 paid at closing, USD $250,000 in guaranteed financing upon the achievement of certain milestones, and up to an additional USD $250,000 in financing upon the mutual agreement of the Investor and the Company.

Pursuant to the terms of the October Financing, the Company agreed to issue to the Investor (i) restricted shares of Common Stock equal to twenty-five percent (25%) of the Note Principal paid to the Company by the Investor, subject to adjustment if a public offering of the Company’s securities to raise gross proceeds to the Company of at least $15,000,000 (the “Public Offering”) is not completed by April 17, 2017 (the “Shares”), (ii) a six (6) month promissory note covering the Note Principal plus an amount equal to approximately five percent (5%) of the actual Note Principal, in total USD $1,053,000 (the “Note”), and (iii) a five (5) year warrant to purchase 6,666,666 shares of Common Stock with an aggregate exercise amount of USD $500,000 (the “Warrant”).

The Company may exercise its right to repay the Note at any time on or before its maturity date. The Note is convertible into shares of the Common Stock upon default of repayment at a price per share equal to the lesser of (i) USD $0.075, or (ii) a sixty percent (60%) discount to the lowest trade price in the twenty five (25) trading days prior to the conversion. The Note is also convertible into shares of the Common Stock upon an issuance of a variable security by the Company under the same terms of such variable security. In addition to customary default provisions, the Note will also be deemed to be in default if, including but not limited to, (a) the Common Stock has an offering price of $0.0001 on its principal trading market at any time, (b) the Company’s market capitalization is below $200,000 or decreases to less than 50% of the market capitalization on the date of any payment of the Note, (c) the price per share of Common Stock decreases to less than 50% of the price per share on the date of any payment of the Note, (d) the Company loses its status as “DTC Eligible” or the its shareholders lose the ability to deposit shares into the DTC System, (e) the Company becomes delinquent in its filing requirements as a fully-reporting issuer or the requirements to satisfy the availability of Rule 144 to the Investor, (f) the Company fails to file with the SEC certain specified filings by specified dates in connection with the Public Offering and listing on the Nasdaq Capital Market or NYSE-MKT, or (g) the Company files to conduct, or suspends pursuit of, the Public Offering. Further, if prior to the closing of the Public Offering and the Note is outstanding, upon any issuance by the Company of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Investor in the Note, such term, at the Investor’s option, will become a part of the transaction documents with the Investor.

The Warrant is exercisable for five (5) years from the date of issuance, includes an option by which the holder may exercise the Warrant by means of a cashless exercise, and includes weighted-average price adjustment and anti-dilution terms. The exercise price per share of Common Stock under the Warrant will be the lesser of (i) 80% of the per share price of Common Stock in the Public Offering, (ii) $0.075 per share (the deemed aggregate exercise price), (iii) 80% of the unit price offering price in the Public Offering, or (iv) the exercise price of any warrants issued in the Public Offering.

In addition, the SPA, Note and Warrant provides that the Company will reserve for the benefit of the Investor, from its authorized but unissued Common Stock, an amount of shares of Common Stock of not less than five times the number of shares necessary to provide for the issuance of Common Stock upon full conversion of the Note and upon full exercise of the Warrant. The Company will also reserve for the Investor USD $500,000 worth of shares of Common Stock for the issuance of the Shares.

The foregoing description of the SPA, the Note and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, the Note and the Warrant filed as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

The representations, warranties and covenants contained in the SPA were made solely for the benefit of the parties to the agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the form of SPA is incorporated herein by reference only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other U.S. Securities and Exchange Commission (“SEC”) filings.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 3.02

Unregistered Sales of Equity Securities

The information pertaining to the sales of the securities pursuant to the SPA in Item 1.01 is incorporated herein by reference in its entirety.

The Company has sold the Securities in a private placement in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder since, among other things, the above transaction did not involve a public offering. Additionally, the Company relied on similar exemptions under applicable state laws. The subscribers in the October Financing had access to information about the Company and their investments, took the Securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the Securities. Upon issuance, the resale of the Securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

10.1	Form of Securities Purchase Agreement
10.2	Form of Promissory Note
10.3	Form of Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated: October 31, 2016	By:	/s/ Shlomi Palas
	Name:	Shlomi Palas
	Title:	President and Chief Executive Officer